Fair Value	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
3.	Fair Value

As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

The fair value hierarchy, as defined by ASC 820, contains three levels of inputs that may be used to measure fair value as follows:

⋅	Level 1: Input prices quoted in an active market for identical financial assets or liabilities.
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Level 2: Inputs other than prices quoted in Level 1, such as prices quoted for similar financial assets and liabilities in active markets, prices for identical assets and liabilities in markets that are not active or other inputs that are observable or can be corroborated by observable market data.

⋅	Level 3: Input prices quoted that are significant to the fair value of the financial assets or liabilities which are not observable or supported by an active market.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for instruments categorized in Level 3. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

In order to estimate the fair value of the derivative liability, the Company uses the Binomial Model to estimate fair value of the warrants including assumptions that consider, among other variables, the fair value of the underlying stock, risk-free interest rate, volatility, expected life and dividend rates. The derivative liability resulting from the June, 2015 Warrants are classified within the Level 3 fair value hierarchy (see Note 8).

16.	Fair value of financial instruments, concentrations and credit risk and major customer information:

Fair value of financial instruments:

The estimated fair value of cash and cash equivalents, licensing rights receivable, notes receivable, prepaid expenses, MSA escrow funds, due from and to stockholders, trade payables and accrued expenses approximate the carrying value due to their short-term nature, variable interest rates or interest rates charged at rates at which the Company can currently borrow. On September 21, 2012, the Company and RJR reached a settlement of pending litigation matters and, as part of the settlement, the Company’s long-term debt with RJR was forgiven.

Differences between fair value and carrying amount of long-term debt are primarily due to instruments that provide fixed interest or zero interest rates or contain fixed interest rate elements. Inherently, such instruments are subject to fluctuations in fair value due to subsequent movements in interest rates.

Credit risk and major customer information:

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable and licensing rights receivable.

The receivable from the sale of licensing rights is collectible in monthly installments. Only $18 thousand of the original $3.2 million due under the licensing rights agreement had not been collected by December 31, 2013. All required payments were collected. The Company renewed the agreement for another seven years in 2014 for $3,000 per month rate. The amounts are recognized as income in the month the payments are received.